BlackRock Focus Growth Fund, Inc.

(the “Fund”)

Supplement dated October 5, 2017 to the Statement of Additional Information (“SAI”)

dated December 29, 2016, as amended January 17, 2017 and supplemented to date

Effective October 5, 2017, the Board of Directors of Master Focus Growth LLC (the “Master LLC”) has approved a reduction in the contractual management fee rate of the Master LLC. The Board of Directors of the Master LLC and the Board of Directors of the Fund have also approved a corresponding reduction in the contractual waiver of the sum of the management fee and administration fee. Accordingly, the Fund’s SAI is amended as follows:

The second through fourth paragraphs and accompanying table in the section of the SAI entitled “Management and Advisory Arrangements” are deleted in their entirety and replaced with the following:

The Master LLC has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to the Master LLC a fee at an annual rate of the average daily net assets of the Master LLC. Effective October 5, 2017, the annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $5 billion	0.50%
In excess of $5 billion	0.45%

Prior to October 5, 2017, the annual management fees payable to BlackRock (as a percentage of average daily net assets) were calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $1 billion	0.60%
In excess of $1 billion but not exceeding $3 billion	0.56%
In excess of $3 billion but not exceeding $5 billion	0.54%
In excess of $5 billion but not exceeding $10 billion	0.52%
In excess of $10 billion	0.51%

Effective October 5, 2017, BlackRock has contractually agreed to waive the management fee of the Master LLC and the administration fee of the Fund, as necessary, to reduce the sum of the management fee (as a percentage of the average daily net assets of the Master LLC) and the administration fee (as a percentage of the daily net assets of the Fund) by 0.10% through December 31, 2018. Prior to October 5, 2017, BlackRock reduced the sum of the management fee (as a percentage of the average daily net assets of the Master LLC) and the administration fee (as a percentage of the daily net assets of the Fund) by 0.20%.

BlackRock has contractually agreed to waive the management fee of the Master LLC with respect to any portion of the Master LLC’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through December 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Master LLC.

Shareholders should retain this Supplement for future reference.

SAI-19080-1017SUP